UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2004

Apogent Technologies Inc.

Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street

Portsmouth, New Hampshire 03801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(603) 433-6131

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated January 21, 2004, reporting the Company’s financial results and related information for the first quarter ended December 31, 2003. The press release is being furnished pursuant to Items 9 and 12 of this Form 8-K

Item 9. Regulation FD Disclosure.

On January 21, 2004, Apogent Technologies Inc. issued a press release reporting the Company’s financial results and related information for the first quarter ended December 31, 2003. The press release is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On January 21, 2004, Apogent Technologies Inc. issued a press release reporting the Company’s financial results and related information for the first quarter ended December 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: January 22, 2004	By:	/s/ MICHAEL K. BRESSON
Michael K. Bresson Executive Vice President—General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 21, 2004